CAPITAL MANAGEMENT	12 Months Ended
Jun. 30, 2011
Capital Management [Abstract]
CAPITAL MANAGEMENT

8. CAPITAL MANAGEMENT

The capital structure of Kimber consists of equity attributable to common shareholders comprising issued capital, contributed surplus and deficit. Total capital as at June 30, 2011 was $57,080,927 (June 30, 2010; $47,650,611). Kimber has no externally imposed capital requirements.

Kimber’s objectives when managing capital are to ensure there are adequate capital resources to safeguard Kimber’s ability to continue as a going concern, maintain adequate levels of funding to support the acquisition, exploration and development of mineral properties, maintain investor, creditor and market confidence to sustain future development of the business, and provide returns to shareholders and benefits for other stakeholders.